7337 EAST DOUBLETREE RANCH ROAD, SUITE 100

SCOTTSDALE, AZ 85258

March 27, 2015

VIA EDGAR

U.S. Securities and Exchange Commission

100 F St. N.E.

Washington, D.C. 20549

RE:	Voya Variable Portfolios, Inc.
(the “Registrant”)
(File Nos. 333-05173; 811-07651)

Ladies and Gentlemen:

On behalf of Voya Variable Portfolios, Inc. and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in a supplement, dated March 11, 2015, to Registrant’s Advisor Class (“Class ADV”), Class I, Class S, and Service 2 Class (“Class S2”) shares’ Prospectus dated May 1, 2014, as supplemented November 21, 2014; the Registrant’s Class ADV, Class I, Class S, and Class S2 shares’ Summary Prospectus dated May 1, 2014, as supplemented November 21, 2014; the Registrant’s Class T shares’ Prospectus dated November 17, 2014; and the Registrant’s Class T shares’ Summary Prospectus dated November 17, 2014 for Voya Global Value Advantage Portfolio.

The purpose of the filing is to submit the 497(e) filing dated March 11, 2015 in XBRL for Voya Global Value Advantage Portfolio.

If you have any questions concerning the attached filing, please contact Jay Stamper at (480) 477-2660 or the undersigned at (480) 477-2649.

Regards,

/s/ Paul A. Caldarelli

Paul A. Caldarelli

Vice President and Senior Counsel

Voya Investment Management – Voya Family of Funds

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